                                                                    Exhibit 10.1

                                 PROMISSORY NOTE

$1,250,000.00                                                   DECEMBER 9, 2005

1.       BORROWER'S PROMISE TO PAY

         1.1 FOR VALUE RECEIVED, the undersigned, ENCLAVES OF EAGLE NEST LLC., a
         Florida limited liability company,  whose address is 45 Knollwood Road,
         Fifth  Floor  Elmsford,  New York  10523  (hereinafter  referred  to as
         "BORROWER")  promises  to pay to the order of K&B  EQUITY  GROUP,  INC.
         D/B/A MAGELLAN MORTGAGE GROUP, its successors and/or assigns (hereafter referred  to as the  "LENDER")  at its office at 314  Clematis  Street,
         Suite 201, West Palm Beach, FL 33401, or such other place as the holder of this NOTE may designate the principal sum of ONE MILLION TWO HUNDRED
         FIFTY  THOUSAND  AND  00/100  DOLLARS  ($1,250,000.00),  together  with interest  from  the date of  disbursement  on the  outstanding  balance thereof, at the rate of ten and one-half (10.5%) percent per annum from the date  hereof and on the terms set forth  herein,  to be paid in the lawful funds of the United States of America.

         1.2 Commencing  January 9, 2006 and on the same day of each  succeeding
         calendar  month   thereafter   through  and  until  the  Maturity  Date
         (hereinafter defined),  BORROWER shall pay without offset, deduction or demand  equal  monthly  payments  of interest  only in arrears,  in the amount of TEN THOUSAND  NINE HUNDRED  THIRTY-SEVEN  AND 50/100  DOLLARS
         ($10,937.50). This NOTE becomes due and payable in one lump sum balloon payment on  December  9, 2006 (the  "Maturity  Date") at which time all unpaid  principal,  and all  accrued  interest  and all other  sums due hereunder  shall become due and payable  without  offset,  deduction or demand.

         1.3 Interest shall be calculated on the outstanding  principal  balance due pursuant to this PROMISSORY NOTE based upon an actual three hundred sixty (360) day year.

         1.4  BORROWER  shall  pay  all  ad  valorem  real  property  taxes  and assessments  against all common areas and all  insurance  premiums when due. Any failure to make all such payments shall be a default herein.

         1.5 All payments of interest,  principal  and other  amounts due herein shall  be made  without  offset,  deductions,  claim,  counterclaim  or defense.

2.       PLACE OF PAYMENT

         All payments of principal  and/or interest are payable at the office of
         LENDER, 314 Clematis Street,  Suite 201, West Palm Beach, FL 33401 , or
         at  such  other  place  as the  holder  hereof  may  from  time to time

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         designate in writing,  in lawful money of the United States of America, which shall be legal tender for public and private debts at the time of payments,  without deduction for or on account of any present or future taxes,  duties or other  charges  levied or imposed on this NOTE or the proceeds hereof,  or upon the BORROWER or LENDER by any government,  or
         any  instrumentality,   authority  or  political  subdivision  thereof.
         BORROWER agrees, upon the request of the LENDER, to pay all such taxes, duties and other  charges in addition to principal and interest on this
         NOTE, exclusive of United States income taxes and Florida income taxes.
         Failure  to do so shall  constitute  a default  under the terms of this
         NOTE.

3.       PREPAYMENT

         BORROWER  shall not have the right to prepay this NOTE unless  BORROWER prepays  this NOTE in whole and pays to LENDER  (or shall  have paid in aggregate with such payment and the interest payments due under section
         1.2 above) the sum equal to six (6) months interest hereunder, with any amount in excess of accrued and paid interest constituting a prepayment charge for such  privilege and which charge shall not be applied on the amount owing on this NOTE. Notwithstanding the foregoing, subsequent to
         June 9, 2006, BORROWER may prepay principal owing on this NOTE in whole at any time without any premium or charge  whatsoever.  All prepayments shall be applied  first to accrued  interest  and then to  principal in inverse  order of maturity.  ALL  prepayments  in whole of principal of this NOTE shall include  interest through the date of prepayment on the principal amount being prepaid.

4.       SECURITY AGEEMENTS

         BORROWER  and LENDER  agree that this NOTE is secured by a Mortgage and
         Security  Agreement,  Assignment of Leases,  Rents, and Profits,  UCC-1
         Financing Statements, and other loan documents entered into by BORROWER in favor of  LENDER,  of even  date  herewith,  some of which  shall be
         recorded  in  the  Public   Records  of  Okeechobee   County,   Florida
         (hereinafter  collectively  the  "SECURITY  AGREEMENTS").  Some  of the
         SECURITY AGREEMENTS secure as collateral for the LENDER'S extending the loan of ONE MILLION  TWO  HUNDRED  FIFTY  THOUSAND  AND 00/100  DOLLARS
         ($1,250,000.00),   as  evidenced  by  this  NOTE,   the  property  more
         particularly  described in the Mortgage and Security  Agreement located in Lee County, Florida.

         Any default by BORROWER  in any of the terms and  conditions  of any of the  SECURITY  AGREEMENTS  shall  be a  default  in this  NOTE  and the
         SECURITY AGREEMENTS,  and all indebtedness or amounts due herein or due in the  SECURITY  AGREEMENTS  by BORROWER to LENDER  shall  immediately become  due and  payable  with  all  interest  and  other  amounts  due hereunder, and accrued thereon, without demand. Further, any default by
         Borrower,  any  affiliate of Borrower,  or any guarantor of Borrower in any other loan with  LENDER,  or any  affiliate  of LENDER,  shall be a default  herein and in any other such loan with LENDER or any affiliate of LENDER.

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5.       LOAN CHARGES

         Notwithstanding any provision in this NOTE, or the SECURITY AGREEMENTS, or in any  instrument  now or  hereafter  relating to or  securing  the indebtedness, the total liability for payments of interest and payments in the nature of interest,  including all charges,  fees,  exactions or other  sums which may at any time be deemed to be  interest,  shall not exceed  the limit  imposed by the usury laws of the State of Florida or the applicable laws of the United States of America, whichever shall be higher  (the  "MAXIMUM  RATE").  In the event the total  liability  for payments of interest and payments in the nature of interest, including, without limitation,  all charges,  fees,  exactions or other sums which may at any time be deemed to be interest,  which for any month or other interest payment period exceeds the MAXIMUM RATE, all sums in excess of those lawfully  collectible as interest for the period in question (and without  further  agreement  or  notice  by,  between,  or to any party hereto)  shall be applied to the  reduction  of the  principal  balance immediately  upon  receipt  of such sums by the  LENDER,  with the same force and effect as though the undersigned had specifically  designated such excess  sums to be so applied to the  reduction  of the  principal balance  and  the  LENDER  has  agreed  to  accept  certain  sums  as a premium-free payment of principal,  provided,  however, that the LENDER may, at any time and from time to time,  elect, by notice in writing to the undersigned,  to waive, reduce, or limit the collection of any sums in excess of those lawfully  collectible as interest rather than accept such sums as a prepayment of the principal balance. It is the intention of the parties  that the  undersigned  does not intend or expect to pay nor does the LENDER  intend or expect to charge,  accept or collect any interest under this NOTE in excess of the MAXIMUM RATE.

6.       BORROWER'S DEFAULT, REMEDIES

         6.1      Time is of the essence hereof.  If any payment of principal or of interest of this NOTE or any other sum due hereunder is not paid  within  five (5) days after the same  becomes  due,  the amount thereof shall  thereafter  bear interest at the MAXIMUM
                  RATE,  provided  that the  interest  rate  subsequent  to such default ("DEFAULT RATE") shall not exceed sixteen and one-half
                  (16.5%)   percent  per  annum.  If  any  default  shall  occur
                  hereunder  or under any of the SECURITY  AGREEMENTS,  and such default  shall  continue  beyond any  applicable  grace period
                  provided   herein  or  Borrower   shall   dissolve  or  become
                  liquidated, then the LENDER, at its option and without notice, demand  or  presentment  for  payment  to the  undersigned  or
                  others,   may   declare   immediately   due  and  payable  the
                  outstanding  principal  balance of this NOTE together with all accrued and unpaid interest thereon to the date of default and
                  together  with  interest   thereafter  at  the  MAXIMUM  RATE,
                  provided  that the DEFAULT  RATE shall not exceed  sixteen and one-half  (16.5%)  percent per annum,  together with all costs and fees, including reasonable attorneys' fees and paralegals'
                  fees,  including any sales or service tax due and payable upon the  attorneys  fees  and  paralegals'  fees and  court  costs
                  (through  and  including  any  and  all   collection,   trial,
                  appellate  and  administrative  procedures)  incurred  by  the
                  LENDER in collecting  or enforcing  payment  thereof,  and all

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                  other sums due  hereunder  or under the  SECURITY  AGREEMENTS, anything herein or in the SECURITY  AGREEMENTS to the contrary notwithstanding,  all  without  any relief  whatever  from any valuation or appraisement  laws (to the full extent  permitted by law), and payment  thereof may be enforced and recovered in whole  or in  part  at any  time  by any  one or  more  of the remedies provided to the LENDER in this NOTE.

         6.2      In order to cover the extra  expense  in  handling  delinquent payments,  the  BORROWER  shall pay a late charge of five (5%)
                  percent of any payment,  or portion  thereof,  not received by the LENDER by the fifth  (5th) day after the date the  payment is due.  The LENDER may assess a late  charge of any such late payment,  including,  without  limitation,  any installment or other periodic payment, final payment, balloon payment, escrow payment  and  any  other  payment  required  by  the  SECURITY
                  AGREEMENTS to be made to the LENDER. This late charge shall be in addition to DEFAULT RATE of interest required to be paid in
                  Article 6.1 herein.

         6.3      To the  extent  necessary  to enable  LENDER to  exercise  its rights and remedies hereunder demand,  presentment,  notice of dishonor,  protest and extension of time of payment are hereby waived  by all  makers,  sureties,  guarantors  and  endorsers hereof,  and  each  of  such  parties  hereby  agrees  to  all modifications,  renewals, any number of extensions of time for payment of this NOTE,  release  of other  persons or  entities obligated under this NOTE and release of any security for this
                  NOTE,  all  without  further  notice,  and agree that any such activities shall not release any of such parties not expressly released in writing.  This NOTE shall be the joint and several obligation  of each of the parties  named as BORROWER  herein, and all sureties,  guarantors  and endorsers of this NOTE, and
                  shall  be   binding   upon   them  and  their   heirs,   legal
                  representatives, successors and assigns.

         6.4      To the  extent  necessary  to enable  LENDER to  exercise  its rights and remedies  hereunder,  the remedies of the LENDER as provided  herein  and  in the  SECURITY  AGREEMENTS  shall  be
                  cumulative  and   concurrent   and  may  be  pursued   singly,
                  successively  or  together,  at  the  sole  discretion  of the
                  LENDER,  and may be  exercised  as often as occasion  therefor shall  occur;  and the failure to  exercise  any such right or remedy  shall in no event be  construed as a waiver or release thereof.  The  LENDER  shall  not be  deemed,  by  any  act of omission  or  commission,  to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the LENDER,  and then only to the extent  specifically  set forth in the writing.

         6.5      To the  extent  necessary  to enable  LENDER to  exercise  its rights and remedies  hereunder the BORROWER and all others who are, or may become  liable for the payment  hereof,  expressly agree that the LENDER shall not be required first to institute any suit or to exhaust its  remedies  against the  BORROWER or

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                  any  other  person  or party to  become  liable  hereunder  or against the collateral under the SECURITY AGREEMENTS, in order to enforce the payment of this NOTE; and expressly agree that, notwithstanding the occurrence of any of the foregoing (except the express written release by the LENDER of any such person), the  BORROWER  shall be and  remain,  directly  and  primarily liable for all sums due under this NOTE and under the SECURITY
                  AGREEMENTS.

         6.6      BORROWER   shall  be  responsible   for  providing   financial
                  statements,  including,  but not  limited to,  balance  sheet,
                  income   statements,   statements   of  changes  in  financial
                  position,   statement   of   financial   position,   financial
                  statements,  and such other documents and statements as may be reasonably be required by LENDER within thirty (30) days after the end of each calendar year quarter of every year during the term  hereof.  In  the  event  LENDER  does  not  receive  all documents required herein within thirty (30) days of their due date, the BORROWER shall be deemed in default of this NOTE.

         6.7      BORROWER hereby agrees that, in  consideration of the recitals and mutual covenants  contained herein, and for other good and valuable  consideration,  BORROWER hereby acknowledges that in the event  that it shall (i) file in any  bankruptcy  court of competent  jurisdiction  a petition  in  bankruptcy  or be the subject of any voluntary or  involuntary  petition under Title
                  11 of the U.S. Code as amended  ("Bankruptcy  Code");  (ii) be the subject of any order of relief issued under the Bankruptcy
                  Code; (iii) file or be the subject of any petition seeking any reorganization,  or  arrangement,  composition,  readjustment, liquidation,  dissolution  or similar relief under any present or future  federal or state act or law relating to bankruptcy, insolvency,  or other relief for debtors;  (iv) have sought or consented to or acquiesced in the  appointment  of any trustee or receiver, conservator, or liquidator; or (v) be the subject or any  order,  judgment,  or decree  entered  by any court of competent  jurisdiction  approving  a petition  filed  against
                  BORROWER,  for any reorganization,  arrangement,  composition, readjustment,  liquidation,  dissolution,  or  similar  relief under  any  present  or  future  federal  or state  act or law relating  to  bankruptcy,  insolvency,  or  other  relief  for debtors  under  any  present  or future  federal  or state law relating  to  bankruptcy,  insolvency  or relief for  debtors, then,  subject only to  obtaining  prior court  approval,  and without  the need for any  further  showing  of cause,  LENDER
                  shall   thereupon  be  entitled   to,  and   BORROWER   hereby
                  irrevocably  consents  to the  granting  of  relief  from  any automatic stay imposed by Section 362 of the Bankruptcy  Code, or  otherwise,  and waives any rights under  Section 11 U.S.C.
                  Section  365,  on or against  the  exercise  of the rights and remedies  otherwise  available to BORROWER as provided by law, any legal  action  under the NOTE,  MORTGAGE,  and other  LOAN
                  DOCUMENTS (including,  without limitation, the right of LENDER to  begin or  complete  the  foreclosure  suit and sale of the collateral)  and  otherwise  provided  by  law,  and  BORROWER irrevocably  waives  its  respective  right to  object to such relief.  BORROWER  specifically  agrees  not  to  directly  or indirectly oppose,  interfere with, impede or otherwise defend

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                  against  LENDER'S  efforts to gain relief  from the  automatic stay  or  to  otherwise  enforce  its  rights  hereunder.  The remedies  described in this  paragraph  are not  exclusive and shall not limit LENDER'S  rights.  To the extent the terms and conditions of this Article 6.7 are  unenforceable,  illegal or unconscionable,  the same shall be deemed  severed and deleted from this  NOTE,  and all other  terms  and  conditions  shall remain in full force and effect.

         6.8      Any person or entity who is a guarantor,  co-maker,  surety or endorser  of this NOTE is fully and  personally  obligated  to keep  all of the  promises  BORROWER  has  made in this  NOTE, including the promise to pay the full amount owed.  Any person
                  or  entity  who  assumes  these  obligations,   including  the
                  obligations  of a guarantor,  co-maker,  surety or endorser of this  NOTE,  is also  obligated  to keep  all of the  promises
                  BORROWER  has made in this NOTE,  and LENDER may  enforce  its rights  under this NOTE  against  each such  person or entity, individually or against all of them together.

7.       GIVING OF NOTICES

         Any notice that must be given BORROWER under this NOTE will be given by mailing  same to each person  constituting  the BORROWER by first class mail, postage prepaid. All notices will be addressed to BORROWER at the addresses set forth below the  BORROWERS'  signatures  unless LENDER is given written notice of a different address given as herein provided.

         Any  notice  that must be given to the  LENDER  under this NOTE will be given by mailing it by first class mail, postage prepaid, to the LENDER at the address  stated in this NOTE, or at such other address as LENDER may designate to the BORROWER as herein provided.

8.       MISCELLANEOUS

         THE LENDER IS UNDER NO OBLIGATION TO REFNANCE THIS LOAN UPON MATURITY

         This  instrument  shall  be  governed  by and  construed  and  enforced
         according   to  the  laws  of  the  State  of  Florida,   except  where
         specifically  preempted  by  federal  law.  Venue  with  respect to any litigation  on this  NOTE  shall be Palm  Beach  County,  Florida.  The provisions  of this NOTE may be  changed  only by a  written  agreement executed by the LENDER and the BORROWER.

         Whenever used, the singular shall include the plural,  the plural shall include the singular,  the use of any gender shall be applicable to all genders,  and the  words  "BORROWER"  and  "LENDER"  shall be deemed to include the respective  heirs,  legal  representatives,  successors and assigns of the BORROWER and the LENDER.

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         No waiver of any default  hereunder shall extend to or shall affect any subsequent  or any other  existing  default or shall impair any rights, powers or remedies consequent thereon.

         If this NOTE is executed by more than one person,  firm or entity, then the term BORROWER as used in this NOTE shall refer to all such persons, firms or entities and all promises,  agreements,  covenants,  consents, waivers,  representations  and warranties and other  provisions of this
         NOTE are made by and shall be binding  upon each and every  undersigned person, firm and entity, jointly and severally.

         Wherever  provision is made for payment of attorneys' fees or counsels'
         fees or expenses  incurred by the LENDER,  said provision shall include but not be  limited  to  reasonable  attorneys'  or  counsel's  fees or expenses incurred in any and all judicial, bankruptcy,  reorganization, administrative,  or other proceeding  including appellate  proceedings, whether  such  proceedings  arise  before  or after  entry on the final judgment.

         It is  expressly  understood  and agreed that the LENDER shall never be construed for any purpose as a partner, joint venturer, co-principal or associate  of the  BORROWER  or of any  person  or party  claiming  by, through  or under  the  BORROWER  in the  conduct  of their  respective businesses.

         Proper documentary stamps have been paid on and affixed to the SECURITY
         AGREEMENTS securing this NOTE and payment of intangible tax, if due, in the proper amount is reflected on the MORTGAGE.

         Time is of the essence  with respect to all  obligations,  payments and all other actions required of BORROWER herein.

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9.       WAIVER OF JURY TRIAL

         BORROWER AND LENDER HEREBY  KNOWINGLY,  VOLUNTARILY  AND  INTENTIONALLY
         WAIVE ANY AND ALL  RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN  RESPECT OF
         ANY LITIGATION (INCLUDING,  BUT NOT LIMITED TO, ANY CLAIMS, CROSSCLAIMS
         OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
         NOTE, THE OTHER SECURITY  AGREEMENTS OR THE  TRANSACTIONS  CONTEMPLATED
         HEREIN.  BORROWER HEREBY CERTIFIES THAT NO  REPRESENTATIVE  OR AGENT OF
         THE  LENDER OR THE  LENDER'S  COUNSEL  HAS  REPRESENTED,  EXPRESSLY  OR
         OTHERWISE,  THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION,
         SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.  BORROWER
         ACKNOWLEDGES  THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN,
         INCLUDING THIS NOTE, BY INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

10.      BORROWER  hereby  grants to LENDER a  contractual  possessory  security interest  in,  and  hereby  assigns,  conveys,  delivers,  pledges  and transfers to LENDER all of BORROWER'S right,  title and interest in and to BORROWER'S accounts with LENDER (whether checking,  savings, or some other account) including, without limitation, all accounts held jointly with  someone  else and all  accounts  BORROWER may open in the future, excluding,  however,  all IRA,  Keogh,  and  trust  accounts.  BORROWER authorizes LENDER, to the extent permitted by applicable law, to charge or set  off all  sums  owing  on this  NOTE  against  any and all  such accounts.

IN WITNESS WHEREOF, BORROWER has executed this NOTE on the date written above.

                                         BORROWER:

                                         ENCLAVES OF EAGLE NEST LLC

                                         By:  ENCLAVES GROUP, INC., its
                                              Managing Member

                                              By: /s/ Daniel G. Hayes     (L.S.)
                                                  ------------------------------
                                                  Name:  Daniel G. Hayes
                                                  Title: President and CEO

                                                             (Corporate Seal)

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STATE OF NEW YORK          )
                           ) ss:
COUNTY OF WESTCHESTER      )

         I  HEREBY  CERTIFY  that  on this  day,  before  me,  an  officer  duly authorized  in the  State  aforesaid  and  in  the  County  aforesaid,  to  take acknowledgements,  personally  appeared  Daniel G. Hayes,  President  and CEO of
Enclaves Group, Inc., a Delaware corporation, the Managing Member of ENCLAVES OF
EAGLE NEST LLC, a Florida limited liability company, who

[X] is personally known to me, or

[_] has produced ______________________ as identification

and who, being duly sworn,  executed the foregoing  instrument and  acknowledged before me that he executed the same.

         WITNESS  my  hand  and  official  seal in the  County  and  State  last aforesaid this 8 day of DECEMBER.

                                          /s/ David Jay Parker
                                         ---------------------------------------
                                         (Signature)

                                         ---------------------------------------
                                         (Printed Name)

My Commission Expires:
My Commission No. is:

                                                   David Jay Parker
                                            Notray Public, State of New York
                                                    No. 02PA6105869
                                            Qualified in Westchester County
                                            Commission Expires Feb. 23, 2008

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